                                                                   EXHIBIT 10.17

                             TERMS AND CONDITIONS

     These terms and conditions ("Terms and Conditions") relate to the attached Promotion Agreement and each advertising insertion order ("Insertion Order") submitted by an advertiser or agency ("Advertiser") to SNAP! LLC ("SNAP"). This document sets forth the Terms and Conditions under which SNAP will provide advertising space to the Advertiser in fulfillment of the Insertion Order. As herein, the term "this Agreement" shall refer to these Terms and Conditions, the Promotion Agreement and each Insertion Order accepted by SNAP.

     1. Insertion Order. Advertiser shall submit Insertion Orders to SNAP in the form specified by SNAP. No Insertion Order will be binding upon SNAP unless accepted in writing by SNAP or SNAP begins fulfillment, whichever occurs first. This Agreement does not require SNAP to accept any individual Insertion Order submitted by Advertiser.

     2. Terms of Payment. If Advertiser desires to be granted credit by SNAP, Advertiser shall submit a completed credit application to SNAP. If no credit application is submitted or the request for credit is denied by SNAP (in its sole discretion), the Insertion Order must be paid in advance of the advertisement start date. If SNAP approves credit, Advertiser will be invoiced on the first day of the contract period set forth on the Insertion Order. SNAP may withdraw its approval of credit at any time in its discretion. Payment shall be made to SNAP within thirty (30) days from the date of invoice. Amounts paid after such date shall bear interest at the rate of one and one-half percent (1.5%) per month (or the maximum rate permitted by law, if less). If Advertiser fails to make any payment due hereunder, Advertiser will be responsible for all reasonable expenses (including attorneys' fees) incurred by SNAP in collecting such amounts. Advertiser shall be responsible for all applicable taxes (other than those on SNAP's net income).

     3. Usage Statistics. SNAP will provide Advertiser with usage statistics in a format determined by SNAP and such usage statistics shall be considered Confidential Information (as defined below). Unless specified in the Insertion Order, SNAP makes no guarantees with respect to usage statistics or levels of impressions for any advertisement. Advertiser acknowledges that usage statistics provided by SNAP are the official, definitive measurements of SNAP's performance on any delivery obligations provided in the Insertion Order. No other measurements or usage statistics (including those of Advertiser or a third party ad server) shall be accepted by SNAP or have bearing on this Agreement.

     4. Positioning and Style. Except as otherwise expressly provided in the Insertion Order, positioning of advertisements within the SNAP properties or on any page is at the sole discretion of SNAP. Advertiser shall not submit, and SNAP shall not be obliged to accept, advertisements that are not readily identifiable as advertisements. SNAP may in its sole discretion label any advertisement as an "advertisement" for clarification.

     5. Provision of Advertising Materials. Advertiser will provide all materials for the advertisements in accordance with SNAP's policies in effect from time to time, including without limitation the manner of transmission to SNAP and the lead-time prior to publication of the advertisement. A copy of SNAP's advertising specifications can be obtained at

                                      1.


[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

http://www.Snap.com/Media/Services/specs.html.  SNAP shall not be required to
---------------------------------------------
publish any advertisement that is not received in accordance with such policies and specifications. SNAP reserves the right to charge Advertiser, at the ad rate specified in the Insertion Order, for inventory held by SNAP pending receipt of acceptable materials from Advertiser which are past due. Advertiser hereby grants to SNAP a non-exclusive, worldwide, fully paid license to use, reproduce and display the advertisement (and the content, trademarks and brand features contained therein) in accordance with this Agreement.

     6. Renewal. Except as expressly set forth in the Insertion Order, any renewal of the Insertion Order and acceptance of any additional advertising order shall be at SNAP's sole discretion. Pricing for any renewal period or additional advertising order shall be at SNAP's then-current rates. Sections 10, 11, 12 and 14 will survive any termination of this Agreement. Any payment obligation that exists as of the termination or expiration of this Agreement will remain in effect.

     7. Cancellations. All contents of advertisements are subject to SNAP's approval, and SNAP may cancel any accepted Insertion Order or any individual advertisement obligation within an Insertion Order at any time, with or without cause, upon notice to Advertiser.

     8. Restrictions. Advertiser may not resell, assign or transfer any of its rights hereunder. Any attempt to resell, assign or transfer such rights without SNAP's prior written consent shall result, in SNAP's discretion and upon notice from SNAP, in immediate termination of this Agreement (including the unfulfilled portions of any accepted Insertion Order), without liability to SNAP.

     9. Right to Reject Advertisement. All contents of advertisements are subject to SNAP's approval. SNAP reserves the right to reject or cancel in whole or in part any advertisement, Insertion Order, URL Link, space reservation or position commitment at any time for any reason whatsoever (including belief by SNAP that such obligation may subject SNAP to criminal or civil liability).

     10. Limitation of Liability. IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY PUNITIVE, INCIDENTAL OR CONSEQUENTIAL DAMAGES IN ANY ACTION ARISING FROM OR RELATED TO THESE TERMS AND CONDITIONS AND ANY INSERTION ORDER IN EFFECT BETWEEN SNAP AND ADVERTISER, WHETHER BASED IN CONTRACT, TORT (INCLUDING NEGLIGENCE), INTENDED CONDUCT OR OTHERWISE, INCLUDING WITHOUT LIMITATION, DAMAGES RELATING TO THE LOSS OF PROFITS, INCOME OR GOODWILL, REGARDLESS OF WHETHER SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT WILL SNAP'S LIABILITY FOR MONETARY DAMAGES UNDER THIS AGREEMENT EXCEED THE AMOUNT PAID BY ADVERTISER TO SNAP OVER THE THREE (3) MONTH PERIOD IMMEDIATELY PRECEDING THE ACTION. In the event that SNAP fails to either publish an advertisement in accordance with the schedule provided in the Insertion Order or, if applicable, deliver the number of total impressions specified in the Insertion Order by the end of the specified period, the sole liability of SNAP to Advertiser shall be limited to one or more of the following, at SNAP's sole discretion: (i) a pro rata refund of the advertising fee for undelivered impressions, (ii) placement of the advertisement at a later time in

                                      2.

a comparable position, or (iii) extension of the term of the Insertion Order until total impressions are delivered. SNAP will have no liability to Advertiser for any Internet or telecommunications failure, computer virus, third party interference or other third party software or hardware that may interrupt or delay access to any Internet site or cause other problems or losses (collectively, a "Network Failure"). SNAP will not be liable for any delay or failure to fulfill its obligations hereunder that results from an act of god, war, civil disturbance, court order, legislative or regulatory action, catastrophic weather condition, earthquake, failure or fluctuation in electrical power or other utility services, network failure or other cause beyond its reasonable control.

     11. Warranty; Indemnity. Each party to this Agreement represents and warrants to the other party that (i) such party has all necessary right, power and authority to enter into this Agreement and to perform the acts required of it hereunder, and (ii) the entry into this Agreement by such party, and the performance by such party of its obligations and duties hereunder, do not and will not violate any agreement of such party or by which such party is bound. Advertiser represents and warrants to SNAP that each advertisement, as well as the first Internet page accessible through any hypertext link included within an advertisement, (i) does not infringe any intellectual property, confidentiality, publicity or privacy rights of any third party, (ii) is not defamatory, (iii) is not lewd, pornographic or obscene, (iv) is in compliance with all applicable laws, (v) does not violate any laws regarding unfair competition, antidiscrimination or false advertising and (vi) does not contain any virus, worm, "trojan horse," time bomb or similar contaminating or destructive feature. SNAP may test Advertiser's URLs and, in SNAP's sole discretion, may remove any URLs at any time that fail to comply with the above requirements. If an advertising agency is entering into this Agreement on behalf of Advertiser, such advertising agency shall be jointly and severally responsible for all obligations and amounts owing hereunder. Each such advertising agency represents and warrants that it has full authority to act on Advertiser's behalf. Advertiser agrees unconditionally to indemnify and hold harmless SNAP and its affiliates, and their respective officers, agents and employees, from and against any and all loss, liability and expense (including reasonable attorney's fees) suffered or incurred by reason of any claims, proceedings or suits based on or arising out of (i) any breach or alleged breach of the foregoing representations and warranties; or (ii) the contents or subject matter of such advertisements, including without limitation claims for defamation, violation of rights or publicity and/or privacy, copyright infringement, and trademark infringement.

     12. Confidentiality. The parties acknowledge that they may have access to confidential or proprietary technical or business information of each other, including without limitation the usage statistics described in Section 3 (collectively, "Confidential Information"). Advertiser will maintain the strict confidentiality of the Confidential Information and will not disclose the Confidential Information to any third party or use the Confidential Information for any purpose except those contemplated by this Agreement.

     13. Entire Agreement. This Agreement (including any Insertion Order) constitutes and contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior oral or written agreements. If there is any apparent conflict or inconsistency between these Terms and Conditions and any Insertion Order, these Terms and Conditions shall control unless SNAP expressly agrees otherwise in writing. This Agreement may not be amended except in writing signed by both parties. Nothing in this Agreement will be deemed to constitute either party as the other's partner, joint venturer, representative, agent or

                                      3.

employee for any purpose. EXCEPT AS EXPRESSLY SET FORTH HEREIN, EACH PARTY ACKNOWLEDGES AND AGREES THAT THE OTHER HAS NOT MADE ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     14. Applicable Law. This Agreement will be construed in accordance with and governed by the laws of the State of California, without regard to principles of conflicts of law. The parties mutually consent and submit to the jurisdiction of the federal and state courts for San Francisco County, California, and agree that any action, suit or proceeding concerning this Agreement may be brought in the federal or state courts of such county and that they will not raise, in connection therewith, any defense or objection based on lack of personal jurisdiction, improper venue, inconvenience of forum or the like.

                                      4.

                             SPONSORSHIP PROPOSAL

                                   SNAP.COM

            Prepared on 2/19/99 - 08:59:50 A.M. for 1800 US Search

Campaign:      White Pages Midas

Overview:      Snap.com brought to you by NBC offers 1-800-US Search, an online-
               sponsor presence on the sites mentioned above, complete with full account supervision and service.

Sponsorhip Specifics:

     Site Name                                 Start Date      End Date            Mths.                Days
-----------------------------------------------------------------------------------------------------------------
1    SNAP.COM/Button 1 ROS                      02/22/99      02/21/2000           12-17                365

Program Totals:

     Site Name                     Discount       Units       Impressions       Gross Cost             Net cost
-----------------------------------------------------------------------------------------------------------------
1    SNAP.COM/Button 1 ROS           [*]%          [*]            [*]          please see attachment...
-----------------------------------------------------------------------------------------------------------------
     Totals

Comments:      1-800-U.S. Search shall own a midas button in the White Pages.
               They shall be ROS throughout every result page in this channel.
               Essentially having placement 100% of the time on every White Page page. The attached sheet shall detail the monthly payments.
               1-800-U.S. Search agrees to buy the stated [*]% growth projected from month to month.

The Sponsorship Proposal and the Terms and Conditions attached hereto and incorporated by reference herein are hereby accepted and agreed to as of the date set forth above.

ADVERTISER:                             SNAP:

800-U.S. SEARCH                         /s/ Allison Hopper
-----------------------------------     ----------------------------------------
Company Name                            Signature

/s/ Robert Zakari                       Allison Hopper
-----------------------------------     ----------------------------------------
Signature                               Printed Name

Robert Zakari                           Account Executive
-----------------------------------     ----------------------------------------
Printed Name                            Title

VP Corporate and Legal Affairs
-----------------------------------
Title

*One month equals 30 days

[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                1 800 US SEARCH

                             MIDAS BUTTON PROPOSAL

  White Pages:  http://home.snap.com/search/people/results/0,57,-0,00.html?
                -----------------------------------------------------------
                st.sn.fdsc.0.wp
                ---------------

 [*]%
 Monthly       Daily Page
 Growth          Views          Per Month                        $G CPM
---------     ------------     -----------   ---------------------------------------------
February           [*]             [*]       $  [*]  $ [*] pro rated for the week in
                                                       February
March              [*]             [*]       $  [*]
April              [*]             [*]       $  [*]
May                [*]             [*]       $  [*]
June               [*]             [*]       $  [*]
July               [*]             [*]       $  [*]
August             [*]             [*]       $  [*]
September          [*]             [*]       $  [*]
October            [*]             [*]       $  [*]
November           [*]             [*]       $  [*]
December           [*]             [*]       $  [*]
January            [*]             [*]       $  [*]
February           [*]             [*]       $  [*]
                     Yearly Revenue          $  [*]

[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         **PLEASE SEND CREATIVE MATERIALS BASED ON THE SPECS BELOW TO:

                Advertiser@snap.com and cc:  allisonh@snap.com
                -------------------          -----------------

Banners

Artwork Size:  468x x 60h pixels (IAB standard)

ALT Text:      Must be provided and cannot exceed 50 characters

Linking URL:   An active linking URL must be provided and cannot exceed 128 characters.

Full size
and Format:    Banners must be 12.0K or less for static or animated GIFs

Windows

Artwork Size:  120x x 60h pixels (IAB standard)

ALT Text:      Must be provided and cannot exceed 12 characters

Linking URL:   An active linking URL must be provided and cannot exceed 128 characters

File Size
and Format:    Banners must be 5.0K or less for static or animated GIFs

Animation:     GIF89a is the standard animation format; loop with a refresh time of no less than two seconds. Creative should not include transparent backgrounds and frame disposal should be sent to "do not dispose."

Testing: All creative must function uniformly on both Mac and PC platforms as well as multiple browser versions of Netscape and Internet Explorer.

Deadlines:     New advertisers must submit materials to CNET two (2) business days prior to start date. Existing advertisers may change their creative as often as they like as long as CNET receives creative by noon the business day prior to the start date. Any banner not conforming to the above specifications will not be placed online and will result in delayed start dates.

Ad Programs
Contact:       Jason Sisilli
               Account Coordinator           Midas Button Specs
               415-395-7805  Ext. 1618       88 x 31 pixels
               jasons@snap.com
               ---------------

Sales Contact: Allison Hopper
               Account Executive
               415-875-7919
               allisonh@snap.com
               -----------------

Please call me when you receive this proposal and we can

Regards,

Allison Hopper
http://www.snap.com
-------------------
415-395-7805  Ext. 5505
415-392-9064  (Fax)
Snap.com brought to you by NBC
Building a search engine as Big as the web itself

**PLEASE SEND CREATIVE MATERIALS BASED ON THE SPECS BELOW TO:
                 advertiser@snap.com and cc: allisonh@snap.com
                 -------------------         -----------------

From:     Allison Hooper
Sent:     Thursday, March 11, 1999
To:       Steven Spinner
Cc:       Jim Scheinman
Subject:  contract addendum

                   ADDENDUM TO CONTRACT DATED MARCH 2, 1999:

     1-800 U.S. Search shall have an "exclusive" and permanent Midas button within the white page section on Snap.com during the "term" of the contract. "Exclusive" means that Snap.com will not sell a permanent Midas button to any "competitor" of 1-800 US Search. A "competitor" is defined as anyone who sells public records as a people locator service as their primary line of business. The "term" of the contract is from 3/15/99 through 3/14/00.


/s/ Steven Spinner
-------------------------------
Steven Spinner
V.P. Strategic Development

Allison Hooper
Account Executive
415-875-7919 w
415-392-9064
allisonh@snap.com
-----------------
Snap.com brought to you by NBC